SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 20, 2009

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced fourth quarter and full year results through December 31, 2008.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated January 20, 2009, announcing the fourth quarter and full year results through December 31, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: January 20, 2009

Exhibit 99.1

AMERISERV FINANCIAL REPORTS INCREASED EARNINGS FOR THE FOURTH QUARTER AND FULL YEAR 0F 2008

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported fourth quarter 2008 net income of $1,615,000 or $0.07 per diluted share.  This represents an increase of $691,000 or 74.8% over the fourth quarter 2007 net income of $924,000 or $0.04 per diluted share.  For the year ended December 31, 2008, the Company earned $5,509,000 or $0.25 per diluted share.  This also represents an increase of $2,475,000 or 81.6% when compared to net income of $3,034,000 or $0.14 per diluted share for the full year 2007.  The following table highlights the Company’s financial performance for the both the quarters and years ended December 31, 2008 and 2007:

	Fourth Quarter 2008	Fourth Quarter 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

Net income	$1,615,000	$924,000	$5,509,000	$3,034,000
Diluted earnings per share	$ 0.07	$ 0.04	$ 0.25	$ 0.14

Allan R. Dennison, President and Chief Executive Officer, commented on the 2008 financial results, “AmeriServ Financial’s strong growth in earnings in 2008 resulted from our disciplined focus on maintaining a high quality conservatively positioned balance sheet during a historic period of economic turmoil and crisis within the financial markets.  I was particularly pleased that we were able to have a record year in growing our loan portfolio by $71 million or 11.1% by extending credit to quality borrowers within the communities in which we operate.  The current recessionary environment makes the future more difficult to forecast, but we enter 2009 with an improved net interest margin, sound asset quality, and strong capital levels which should provide us with greater financial flexibility.”

The Company’s net interest income in the fourth quarter of 2008 increased by $2.0 million from the prior year’s fourth quarter and for the full year of 2008 increased by $4.9 million or 20.2% when compared to 2007.  The Company’s net interest margin when compared to the same prior year periods was up sharply by 76 basis points to 3.84% for the fourth quarter of 2008 and was up by 58 basis points to 3.64% for the full year 2008.  This improved net interest margin resulted from a combination of strong loan growth and balance sheet positioning which allowed the Company to benefit from the significant Federal Reserve reductions in short-term interest rates and the return to a more traditional positively sloped yield curve.  As a result of these changes, the Company’s interest expense on deposits and borrowings declined at a faster rate than the interest income on loans and investment securities.  Additionally, the improved earning asset mix with fewer investment securities and more loans outstanding also contributed to the increased net interest income and margin in 2008.  For the full year 2008, total loans increased by $71 million or 11.1% with $43 million of this growth occurring during the fourth quarter.  The 2008 loan growth was driven by increased commercial and commercial real-estate loan production particularly in the suburban Pittsburgh market. Overall, net interest income has now increased for eight consecutive quarters.

The Company recorded a $625,000 provision for loan losses in the fourth quarter of 2008 compared to a $150,000 provision in the fourth quarter of 2007.  For the full year 2008, the Company recorded a $2.9 million loan loss provision which represented an increase of $2.6 million over the 2007 full year loan loss provision of $300,000.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  The higher loan provision in 2008 was caused by the Company’s decision to strengthen its allowance for loan losses due to the downgrade of the rating classification of several specific performing commercial loans and uncertainties in the local and national economies.  Overall net charge-offs were up moderately in 2008 when compared to 2007.  Specifically, for the full year 2008, net charge-offs amounted to $1.3 million or 0.20% of total loans compared to net charge-offs of $1.1 million or 0.19% of total loans for the full year 2007.  Non-performing assets increased by $182,000 since the third quarter of 2008 but are still lower than the year-end 2007 level.  Non-performing assets totaled $4.6 million or 0.65% of total loans at December 31, 2008 compared to $5.3 million or 0.83% of total loans at December 31, 2007.  Overall, the allowance for loan losses provided 195% coverage of non-performing assets and was 1.26% of total loans at December 31, 2008 compared to 137% of non-performing assets and 1.14% of total loans at December 31, 2007.  Note also that the Company has no direct exposure to sub-prime mortgage loans in either the loan or investment portfolios.

The Company’s non-interest income in the fourth quarter of 2008 decreased by $384,000 from the prior year’s fourth quarter but for the full year of 2008 increased by $1.7 million when compared to the full year 2007.  The quarterly decrease was primarily due to a $288,000 decline in trust and investment advisory fees due to reductions in the market value of assets managed due to lower equity values in the fourth quarter of 2008. Other income also declined as there was a non-recurring $200,000 gain realized in the fourth quarter of 2007 on the sale of a bank owned operations facility that was no longer being fully utilized.  For the full year 2008, the increase in non-interest income was primarily due to a $1.4 million increase in revenue from bank owned life insurance due to the payment of death claims in 2008.  The remainder of the increase in non-interest income was driven by increases in several other non-interest revenue categories.  Deposit service charges increased by $490,000 or 19.0% due to increased overdraft fees and greater service charge revenue that resulted from a realignment of the bank’s checking accounts to include more fee based products.  The Company also recorded an increase on gains realized on residential mortgage loan sales into the secondary market that amounted to $170,000 for the full year 2008.  This increase reflects improved residential mortgage production from the Company’s primary market as this has been an area of emphasis in the Company’s strategic plan.   Finally, the Company took advantage of the positively sloped yield curve to position the investment portfolio for better future earnings by selling some of the lower yielding securities in the portfolio and replacing them with higher yielding securities with a modestly longer duration.  Overall, the Company realized a net security loss of $95,000 in 2008.

Total non-interest expense in the fourth quarter of 2008 increased by $345,000 from the prior year’s fourth quarter and for the full year of 2008 increased by $965,000 or 2.8% when compared to 2007.  The higher annual 2008 expenses were due to an $887,000 increase in other expenses, a $385,000 increase in professional fees, and a $91,000 charge on the prepayment of $6 million of Federal Home Loan Bank Advances.  Note that the increase in other expenses was due to higher advertising and business development expenses, increased other real-estate owned expenses, and the non-recurrence of a $400,000 expense recovery related to a previous mortgage servicing operation that was realized in 2007. The increased professional fees resulted primarily from higher legal, consulting and other professional fees in 2008.  The $91,000 FHLB debt prepayment charge resulted from the Company’s decision to retire some higher cost advances and replace them with lower cost current market rate advances in order to reduce ongoing interest expense.  While salaries and employee benefits expenses were higher in the fourth quarter of 2008, they were down by $122,000 for the full year due primarily to reduced medical insurance premiums.  The $368,000 annual reduction in equipment expense resulted from the benefits achieved from the migration to a new core data processing operating system and mainframe processor.

ASRV had total assets of $967 million, total shareholders’ equity of $113 million and a book value of $4.39 per share at December 31, 2008.  With the receipt of $21 million of preferred stock from the U.S. Treasury’s Capital Purchase Program on December 19, 2008, the Company’s asset leverage ratio increased to 12.15% at December 31, 2008 compared to 9.74% as December 31, 2007.  The Company also completed its previously announced stock repurchase program during the fourth quarter of 2008 by repurchasing 743,200 shares at an average price of $2.33.  For the full year 2008, the Company repurchased 1,097,700 shares of its common stock at an average price of $2.58.

As a result of the decision by the Company to accept a preferred stock investment under the U.S. Treasury’s Capital Purchase Program for a period of three years the Company is no longer permitted to repurchase stock or declare and pay common dividends without the consent of the U.S. Treasury.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

January 20, 2009

(In thousands, except per share and ratio data)

(All quarterly and 2008 data unaudited)

2008

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,229	$1,516	$1,149	$1,615	$5,509

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.55%	0.71%	0.52%	0.69%	0.62%
Return on average equity	5.43	6.64	4.93	6.68	5.93
Net interest margin	3.32	3.58	3.59	3.84	3.64
Net charge-offs as a percentage of average loans	0.06	0.46	0.04	0.23	0.20
Loan loss provision as a percentage of average loans	0.10	0.89	0.48	0.36	0.45
Efficiency ratio	82.87	73.20	79.72	77.46	78.11

PER COMMON SHARE:
Net income:
Basic	$0.06	$0.07	$0.05	$0.07	$0.25
Average number of common shares outstanding	22,060	21,847	21,855	21,571	21,833
Diluted	0.06	0.07	0.05	0.07	0.25
Average number of common shares outstanding	22,062	21,848	21,856	21,571	21,975

2007

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$428	$808	$874	$924	$3,034

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.20%	0.37%	0.39%	0.41%	0.34%
Return on average equity	2.05	3.79	4.00	4.12	3.51
Net interest margin	2.97	3.01	3.00	3.08	3.06
Net charge-offs as a percentage of average loans	0.06	0.07	0.61	0.01	0.19
Loan loss provision as a percentage of average loans	-	-	0.10	0.09	0.05
Efficiency ratio	94.16	88.52	87.15	86.04	88.85

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.04	$0.04	$0.04	$0.14
Average number of common shares outstanding	22,159	22,164	22,175	22,184	22,171
Diluted	0.02	0.04	0.04	0.04	0.14
Average number of common shares outstanding	22,166	22,171	22,177	22,186	22,173

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2008 data unaudited)

2008

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$902,349	$877,230	$911,306	$966,929
Investment securities	151,967	148,819	148,777	158,253
Loans	632,934	623,798	663,996	707,108
Allowance for loan losses	7,309	7,963	8,677	8,910
Goodwill and core deposit intangibles	14,254	14,038	13,821	13,605
Deposits	682,459	722,913	688,998	694,956
FHLB borrowings	106,579	40,214	106,897	133,778
Stockholders’ equity	91,558	92,248	93,671	113,252
Non-performing assets	3,050	3,717	4,390	4,572
Asset leverage ratio	9.78%	10.47%	10.37%	12.15%
PER COMMON SHARE:
Book value (A)	$4.19	$4.22	$4.29	$4.39
Market value	2.79	2.98	2.51	1.99
Market price to book value	66.62%	70.59%	58.57%	45.31%
Trust assets – fair market value (B)	$1,828,475	$1,813,231	$1,678,398	$1,554,351

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	350	353	352	353
Branch locations	19	18	18	18
Common shares outstanding	21,842,691	21,850,773	21,859,409	21,128,831

2007

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$891,559	$876,160	$897,940	$904,878
Investment securities	185,338	174,508	170,765	163,474
Loans	603,834	604,639	629,564	636,155
Allowance for loan losses	8,010	7,911	7,119	7,252
Goodwill and core deposit intangibles	15,119	14,903	14,687	14,470
Deposits	768,947	762,902	763,771	710,439
FHLB borrowings	15,170	4,258	23,482	82,115
Stockholders’ equity	85,693	86,226	88,517	90,294
Non-performing assets	2,706	2,825	2,463	5,280
Asset leverage ratio	10.23%	10.36%	10.44%	9.74%
PER COMMON SHARE:
Book value	$3.87	$3.89	$3.99	$4.07
Market value	4.79	4.40	3.33	2.77
Market price to book value	123.88%	113.12%	83.44%	68.07%
Trust assets – fair market value (B)	$1,828,475	$1,872,366	$1,846,240	$1,883,307

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	376	358	351
Branch locations	21	21	20	20
Common shares outstanding	22,161,445	22,167,235	22,180,650	22,188,997

NOTES:

(A) Preferred stock received through the Capital Purchase Program is excluded from the book value per common share calculation.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2008 data unaudited)

2008

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$10,462	$9,862	$10,015	$10,680	$41,019
Total investment portfolio	1,820	1,588	1,717	1,675	6,800
Total Interest Income	12,282	11,450	11,732	12,355	47,819

INTEREST EXPENSE
Deposits	4,499	3,861	3,774	3,546	15,680
All borrowings	1,048	623	727	624	3,022
Total Interest Expense	5,547	4,484	4,501	4,170	18,702

NET INTEREST INCOME	6,735	6,966	7,231	8,185	29,117
Provision for loan losses	150	1,375	775	625	2,925
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,585	5,591	6,456	7,560	26,192

NON-INTEREST INCOME
Trust fees	1,790	1,737	1,691	1,513	6,731
Net realized gains (losses) on investment securities	-	(137)	20	22	(95)
Net realized gains on loans held for sale	89	121	138	129	477
Service charges on deposit accounts	734	807	771	757	3,069
Investment advisory fees	226	218	185	150	779
Bank owned life insurance	249	1,923	260	263	2,695
Other income	750	674	702	642	2,768
Total Non-interest Income	3,838	5,343	3,767	3,476	16,424

NON-INTEREST EXPENSE
Salaries and employee benefits	4,830	4,812	4,758	4,817	19,217
Net occupancy expense	661	653	586	661	2,561
Equipment expense	431	414	402	430	1,677
Professional fees	769	910	922	981	3,582
FHLB prepayment penalty	-	91	-	-	91
FDIC deposit insurance expense	22	20	30	41	113
Amortization of core deposit intangibles	216	216	217	216	865
Other expenses	1,850	1,909	1,869	1,903	7,531
Total Non-interest Expense	8,779	9,025	8,784	9,049	35,637

PRETAX INCOME	1,644	1,909	1,439	1,987	6,979
Income tax expense	415	393	290	372	1,470
NET INCOME	$1,229	$1,516	$1,149	$1,615	$5,509

2007

					YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	4QTR	TO DATE
Interest and fees on loans	$10,061	$10,303	$10,591	$10,608	$41,563
Total investment portfolio	2,114	2,005	1,863	1,834	7,816
Total Interest Income	12,175	12,308	12,454	12,442	49,379

INTEREST EXPENSE
Deposits	5,699	5,931	5,994	5,187	22,811
All borrowings	521	364	438	1,022	2,345
Total Interest Expense	6,220	6,295	6,432	6,209	25,156

NET INTEREST INCOME	5,955	6,013	6,022	6,233	24,223
Provision for loan losses	-	-	150	150	300
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,955	6,013	5,872	6,083	23,923

NON-INTEREST INCOME
Trust fees	1,704	1,689	1,677	1,683	6,753
Net realized gains on loans held for sale	25	79	116	87	307
Service charges on deposit accounts	585	636	671	687	2,579
Investment advisory fees	102	329	275	268	974
Bank owned life insurance	258	265	479	266	1,268
Other income	559	594	804	869	2,826
Total Non-interest Income	3,233	3,592	4,022	3,860	14,707

NON-INTEREST EXPENSE
Salaries and employee benefits	4,885	4,930	4,813	4,711	19,339
Net occupancy expense	664	615	618	597	2,494
Equipment expense	546	564	466	469	2,045
Professional fees	695	818	814	870	3,197
FDIC deposit insurance expense	22	22	22	22	88
Amortization of core deposit intangibles	216	216	216	217	865
Other expenses	1,645	1,357	1,824	1,818	6,644
Total Non-interest Expense	8,673	8,522	8,773	8,704	34,672

PRETAX INCOME	515	1,083	1,121	1,239	3,958
Income tax expense	87	275	247	315	924
NET INCOME	$428	$808	$874	$924	$3,034

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2008 data unaudited)

    Note:  2007 data appears before 2008.

2007

2008

		TWELVE		TWELVE
	4QTR	MONTHS	4QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$625,255	$607,507	$680,278	$641,766
Deposits with banks	603	500	493	583
Federal funds	85	2,278	-	114
Total investment securities	174,094	184,117	159,926	160,772

Total interest earning assets	800,037	794,402	840,697	803,235

Non-interest earning assets:
Cash and due from banks	17,797	17,750	15,581	16,786
Premises and equipment	8,328	8,623	9,751	9,333
Other assets	72,823	70,369	71,786	72,249
Allowance for loan losses	(7,181)	(7,755)	(8,602)	(7,837)

Total assets	$891,804	$883,389	$929,213	$893,766

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$55,853	$56,383	$63,225	$64,683
Savings	68,354	71,922	69,856	70,255
Money market	132,141	169,696	113,703	107,843
Other time	352,074	346,134	325,920	341,185
Total interest bearing deposits	608,422	644,135	572,704	583,966
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	54,051	19,844	113,093	71,636
Advanced from Federal Home Loan Bank	8,585	4,852	13,101	11,725
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	684,143	681,916	711,983	680,412

Non-interest bearing liabilities:
Demand deposits	108,214	105,306	111,306	110,601
Other liabilities	10,385	9,703	9,751	9,816
Stockholders’ equity	89,062	86,464	96,173	92,937
Total liabilities and stockholders’ equity	$891,804	$883,389	$929,213	$893,766